UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2022

BALANCE LABS, INC.

(Exact name of registrant as specified in charter)

Delaware	333-202959	47-1146785
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

350 Lincoln Road, 4th Floor, Beach, Florida 33139

(Address of Principal Executive Offices) (Zip Code)

(305) 907-7600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per shares	BLNC	OTC Markets Group

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported in the Securities and Exchange Commission filings of Balance Labs, Inc. (the “Company”), on June 15, 2021, (the “Effective Date”), a majority owned subsidiary of the Company, Krypto Ventures Inc. (formerly KryptoBank Co.), a Delaware corporation (“Krypto Ventures”), entered into a share exchange agreement (the “Share Exchange Agreement”) with (i) Descrypto Holdings, Inc. (formerly known as W Technologies, Inc.), a Delaware corporation (ii) each of the stockholders of Krypto Ventures (the “Krypto Ventures Stockholders”) and (iii) Aleksandr Rubin as the representative of the Krypto Ventures Stockholders. As a result of the Share Exchange, the Company owned 46.1% of the issued and outstanding common stock of Descrypto Holdings, Inc. and the Company no longer owns any portion of Krypto Ventures Inc. outstanding common stock.

On November 18, 2021, the Company entered into a redemption agreement (the “November Redemption Agreement”) pursuant to which the Company agreed to sell, and Descrypto Holdings, Inc. agreed to purchase, an aggregate of 83,709,315 shares of Descrypto Holdings, Inc.’s Common Stock owned by the Company. Following the November Redemption Agreement, the Company owned 35,875,421 shares of Descrypto Holdings, Inc.’s Common Stock.

On February 18, 2022, the “Company” entered into a redemption agreement with Descrypto Holdings, Inc., (the “Redemption Agreement”). Pursuant to the terms of the Redemption Agreement, the Company agreed to sell, and Descrypto Holdings, Inc. agreed to purchase, an aggregate of 28,700,337 shares of Descrypto Holdings, Inc.’s common stock, par value $0.0001 per share, at a purchase price of $0.00001 per share, for a resulting total consideration of $287.00. Following the Redemption Agreement, the Company currently owns 7,175,084 shares of Descrypto Holdings, Inc.’s Common Stock.

The foregoing summary of the Redemption Agreement is subject to and qualified in its entirety by the text of the Redemption Agreement, which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Redemption Agreement between Balance Labs, Inc. and Descrypto Holdings, Inc., dated as of February 18, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Balance Labs, Inc.
Date: February 25, 2022
/s/ Michael D. Farkas
	Name:	Michael D. Farkas
	Title:	Chief Executive Officer